Acquisition	6 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Acquisition
Acquisition.
Acquisition of CVR Energy, Inc.
On April 18, 2012, IEP Energy LLC (“IEP Energy”), a majority owned subsidiary of Icahn Enterprises Holdings, and certain other affiliates of Icahn Enterprises Holdings (collectively, the “IEP Parties”), entered into a Transaction Agreement (the “Transaction Agreement”) with CVR, with respect to IEP Energy's tender offer (the “Offer”) to purchase all of the issued and outstanding shares of CVR's common stock for a price of $30 per share in cash, without interest, less any applicable withholding taxes, plus one non-transferable contingent cash payment right (the “CCP”) for each share of CVR common stock, which represents the contractual right to receive an additional cash payment per share if a definitive agreement for the sale of CVR is executed on or prior to August 18, 2013 and such transaction closes.
The Offer expired on May 4, 2012. On May 7, 2012, we announced the results of the Offer.  A total of 48,112,317 shares of CVR common stock were validly tendered for $30 per share plus one CCP. As all of the terms and conditions of the Offer had been satisfied, IEP Energy accepted for payment all of the tendered shares, which represented approximately 55% of the outstanding shares of CVR common stock. Following the purchase of these shares, the IEP Parties owned approximately 70% of the outstanding shares of CVR common stock. Subsequent to the expiration of the Offer on May 4, 2012, IEP Energy extended the Offer through May 18, 2012.  As a result of the extension of the Offer and subsequent additional purchases of CVR common stock by IEP Energy, the IEP Parties increased their ownership in CVR.  As of June 30, 2012, IEP Energy owned approximately 82.0% of total outstanding common stock of CVR.
Pursuant to the Transaction Agreement, for a period of 60 days CVR solicited proposals or offers from third parties to acquire it. The 60-day period began on May 24, 2012 and ended on July 23, 2012 without any qualifying offers.
Certain affiliates of Carl C. Icahn, excluding Icahn Enterprises, contributed their shares of CVR common stock for their proportionate share of IEP Energy, and as a result own approximately 6.4% of IEP Energy as of June 30, 2012.
CVR is an independent petroleum refiner and marketer of high value transportation fuels in the mid-continental United States. CVR operates under two business units: petroleum and nitrogen fertilizer. See Note 3, "Operating Units-Energy," for further discussion regarding CVR.
For the six months ended June 30, 2012, we recognized less than $1 million in transaction fees that are included in selling, general and administrative in our consolidated statements of operations. These costs primarily relate to legal, accounting and other professional fees incurred since the first quarter of fiscal 2012 when we announced our intention to acquire a controlling interest in CVR.
Purchase Price Allocation
In accordance with FASB ASC Topic 805, Business Combinations, the application of purchase accounting requires that the total purchase price be allocated to the fair value of assets acquired and liabilities assumed based on their fair values at the acquisition date, with amounts exceeding the fair values recorded as goodwill. If the fair value of the assets acquired and liabilities assumed exceeds the fair value of the consideration given, a bargain purchase has occurred which is recorded as a gain on acquisition. The allocation process requires, among other things, an analysis of acquired fixed assets, contracts and contingencies to identify and record the fair value of all assets acquired and liabilities assumed. We utilized a third-party appraiser to assist us in allocating the purchase price to the fair value of the assets acquired and liabilities assumed.
Estimates of fair value are based on industry data and trends and by reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The foregoing estimates and assumptions are inherently subject to significant uncertainties and contingencies beyond our reasonable control. The preliminary allocation of the fair value of the assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of CVR's assets and liabilities.
The acquisition-date fair value of the equity interest in CVR held by IEP Energy immediately before May 4, 2012, the acquisition date, was $378 million based on a stock price of $30.05 per share of CVR common stock. We recognized a loss of less than $1 million as a result of remeasuring to fair value the equity interest in CVR held by IEP Energy.
In measuring the fair value of the CCP, we analyzed varying scenarios in both a closed-form model as well as a Monte Carlo simulation. As noted above, pursuant to the Transaction Agreement, for a period of 60 days CVR solicited proposals or offers from third parties to acquire it. The 60-day period began on May 24, 2012 and ended on July 23, 2012 without any qualifying offers. Based on this, we concluded that it is highly unlikely that potential acquirers will be identified who will be able to consummate a transaction at a price per share high enough in the requisite time period in order to trigger payment of the CCP. Based on the foregoing considerations, the value of the CCP was deemed to be immaterial.
Prior to obtaining a controlling interest in CVR on May 4, 2012, we recorded net gains of approximately $102 million for the period January 1, 2012 through May 3, 2012 attributable to our ownership of CVR common stock. Such amounts are included in net gain from investment activities in our consolidated statements of operations.
The goodwill of $894 million arising from the acquisition is largely due to certain CVR factors, including CVR's location attributes, trained and assembled workforce, and a deferred tax liability offset adjustment, which arises from the nature of the stock transaction.  Specifically related to locational attributes, CVR is an inland refiner that buys the majority of its crude oil at prices linked to the West Texas Intermediate benchmark and then sells gasoline at prices based on global benchmarks like the North Sea Brent crude.  This is beneficial to CVR because oil production in the North American heartland is rising faster than the inland crude can be piped to available refiners; this oversupply has benefited the gross margins of Midwestern refiners such as CVR.  Based on the results of our preliminary purchase price allocation of CVR, goodwill of $652 million and $242 million was allocated to our Energy segment's petroleum and fertilizer reporting units, respectively. The allocation of goodwill to our Energy segment's reporting units will be subject to additional adjustments as we finalize our purchase price allocation.  None of the goodwill recognized is deductible for income tax purposes.
The fair value of the non-controlling interest in CVR Partners LP ("CVR LP") was estimated by applying a form of the income approach.  Key assumptions include growth rates and discount rates that ultimately result in a terminal value of approximately 6.5 times terminal earnings before interest, taxes, depreciation and amortization, which is consistent with the financial multiples observed for entities deemed similar to CVR LP.  We determined that adjustments to pro-rata value related to lack of control or lack of marketability attributes that market participants may consider when estimating the fair value of the non-controlling interest in CVR LP are immaterial.  This is due to the fact that CVR LP is a publicly traded entity that is operated in an efficient manner by an experienced management team and we do not believe that there is a material difference between controlling and non-controlling cash flows in the instant case.
The following table summarizes the consideration paid for CVR and amounts of the estimated fair values of identifiable assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in CVR as of May 4, 2012:

May 4, 2012
(in millions)
Cash paid for acquisition of CVR	$1,754
IEP Parties equity interest in CVR prior to acquisition of controlling interest(1)	378
Total purchase price	$2,132

Preliminary purchase price allocation:
Property, plant and equipment	$2,587
Intangible assets	358
Debt	(912)
Deferred tax liabilities	(827)
Other assets and liabilities, net	805
Fair value of identifiable net assets acquired	2,011
Fair value of non-controlling interests	(773)
Goodwill	894
$2,132
(1) Based on the Offer price of $30 per share of CVR common stock.
Unaudited Pro Forma Financial Information
The summary unaudited pro forma financial information presented below for the six months ended June 30, 2012 and 2011 give effect to the CVR acquisition as if it had occurred on January 1, 2011. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. On December 15, 2011, CVR completed the acquisition of all the issued and outstanding shares of the Gary-Williams Energy Corporation ("GWEC"), including its two wholly owned subsidiaries (the "Wynnewood Acquisition"). The Wynnewood Acquisition was accounted for under the purchase method of accounting and, as such, CVR's results of operations include GWEC's results from operations from the periods commencing December 16, 2011. The unaudited pro forma condensed financial information presented below include the historical results of operations of CVR for the six months ended June 30, 2011 as adjusted for the pro forma effects of the acquisition of GWEC by CVR as if CVR had acquired GWEC on January 1, 2011. The unaudited pro forma financial information do not necessarily represent what would have occurred if the transaction had taken place in the respective periods and should not be taken as representative of our future consolidated results of operations.

	Six months ended June 30,
	2012	2011
	(in millions)
Revenues	$9,547	$10,061
Net income	490	1,385
Net income attributable to Icahn Enterprises Holdings	262	682